Exhibit 99.2

Irene M. Prezelj
Vice President
Investor Relations

FirstEnergy Corp.
76 S. Main Street
Akron, Ohio 44308
Tel 330-384-3859

February 16, 2021
TO THE INVESTMENT COMMUNITY:1

FirstEnergy (FE) today announced it is taking proactive steps to resolve a range of regulatory proceedings affecting Ohio Edison, The Illuminating Company and Toledo Edison (collectively, the Ohio companies) by pursuing comprehensive and transparent discussions with stakeholders.

As you know, on January 31, 2021, FE reached a partial settlement with the Ohio Attorney General (AG) and the cities of Columbus and Cincinnati regarding decoupling, which resulted in the Ohio Companies requesting Public Utilities Commission of Ohio (PUCO) approval to set the rates under Rider CSR to zero effective February 9, 2021. In addition, FE today announced its Ohio Companies will not seek to recover lost distribution revenue (LDR) from residential and commercial customers as currently authorized under the Companies’ existing Electric Security Plan (ESP).

This Letter provides additional background related to the decoupling provision included in Ohio House Bill 6 (HB6), decisions and actions the FE management team is taking with respect to current and future Ohio regulatory matters, and an updated financial outlook.

Ohio Decoupling

In July 2019, HB6 was signed into law and included a provision to allow electric distribution utilities in the state of Ohio the opportunity to file an application with the PUCO requesting decoupling.

The Ohio Companies filed, and were approved by the PUCO in January 2020, to move to a decoupling rate mechanism consistent with HB6 that included two components: (1) decoupling to 2018 base distribution revenue levels, and (2) 2018 LDR allowed under their existing ESP, approved in March 2016, related to the impact from energy efficiency programs. Absent HB6 decoupling legislation, the Ohio Companies would have continued to collect LDR during the term of the ESP (through May 31, 2024).

The Ohio Companies began recovering both components under Rider CSR in February 2020 and were to collect approximately $115 million in 2021.

1 Please see the Forward-looking Statements at the end of this Letter.

Moving FE Forward

While the agreement with the AG focused specifically on decoupling, the FE management team has made the decision that its Ohio Companies will not seek to return to the pre-HB6 rate construct of collecting LDR from residential and commercial customers as authorized under the ESP.

FE’s Ohio regulatory team is committed to pursuing an open dialogue in an appropriate manner with respect to numerous regulatory proceedings currently underway, including several audits, and multi-year SEET and ESP quadrennial reviews, among other matters. FE believes a holistic, transparent discussion with PUCO Staff, and all interested stakeholders in the regulatory process, is an important step toward removing uncertainty about regulatory concerns in Ohio and critical to re-establishing trust in FE and restoring its reputation.

Financial Update

As a result of the AG agreement and this decision, FE recognized a $0.15 per share charge in the fourth quarter of 2020, of which $0.11 per share was associated with forgoing collection of LDR.

FE is scheduled to release 2020 earnings results pre-market on Thursday, February 18, 2021 and expects to report GAAP earnings of $1.99 per share and operating (non-GAAP) earnings of $2.39 per share2.

While FE continues to have customer-focused investment opportunities across its transmission and distribution businesses of up to $3 billion annually, it will discontinue providing a long-term compound annual growth rate until there is further clarity in Ohio and with the ongoing Department of Justice (DOJ) and Securities and Exchange Commission (SEC) investigations. For now, FE is focused on 2021 and plans to introduce GAAP and operating (non-GAAP) earnings guidance of $2.40 to $2.60 per share3, which includes the impact of the decision not to seek recovery of LDR as discussed in this Letter. FE expects to continue to pay a quarterly dividend of $0.39 per share for 2021 ($1.56 per share annually), subject to Board of Directors approval, which will consider the risks and uncertainties of the DOJ and SEC investigations, among other matters.

We look forward to discussing these and other important updates on our upcoming earnings call, scheduled for Thursday, February 18, 2021, at 9:00 a.m. (EST).

Sincerely,

Irene M. Prezelj
Vice President
Investor Relations

2 GAAP and operating (non-GAAP) earnings are based on 542 million shares outstanding. Operating earnings is a non-GAAP financial measure and excludes $0.40 per share in special items. Special items in 2020 consist of: $0.60 per share in mark-to-market adjustments – pension/OPEB actuarial assumptions and $0.01 per share in regulatory charges, partially offset by $0.21 per share in exit of generation credits.
3 Based on 544 million shares outstanding

Forward-Looking Statements: This Letter includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on information currently available to management. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management’s intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “intend,” “believe,” “project,” “estimate,” “plan” and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the results of our ongoing internal investigation matters and evaluation of its controls framework and remediation of our material weakness in internal control over financial reporting; the risks and uncertainties associated with government investigations regarding Ohio House Bill 6 and related matters including potential adverse impacts on federal or state regulatory matters including, but not limited to, matters relating to rates; the risks and uncertainties associated with litigation, arbitration, mediation and similar proceedings; legislative and regulatory developments, including, but not limited to, matters related to rates, compliance and enforcement activity; the ability to accomplish or realize anticipated benefits from strategic and financial goals, including, but not limited to, maintaining financial flexibility, overcoming current uncertainties and challenges associated with the ongoing governmental investigations, executing our transmission and distribution investment plans, controlling costs, improving our credit metrics, strengthening our balance sheet and growing earnings; economic and weather conditions affecting future operating results, such as a recession, significant weather events and other natural disasters, and associated regulatory events or actions in response to such conditions; mitigating exposure for remedial activities associated with retired and formerly owned electric generation assets; the extent and duration of COVID-19 and the impacts to our business, operations and financial condition resulting from the outbreak of COVID-19 including, but not limited to, disruption of businesses in our territories, volatile capital and credit markets, legislative and regulatory actions, the effectiveness of our pandemic and business continuity plans, the precautionary measures we are taking on behalf of our customers, contractors and employees, our customers’ ability to make their utility payment and the potential for supply-chain disruptions; the potential of non-compliance with debt covenants in our credit facilities due to matters associated with the government investigations regarding Ohio House Bill 6 and related matters; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us, including the increasing number of financial institutions evaluating the impact of climate change on their investment decisions; actions that may be taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; changes in assumptions regarding economic conditions within our territories, the reliability of our transmission and distribution system, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; changes in customers’ demand for power, including, but not limited to, the impact of climate change or energy efficiency and peak demand reduction mandates; changes in national and regional economic conditions affecting us and/or our major industrial and commercial customers or others with which we do business; the risks associated with cyber-attacks and other disruptions to our information technology system, which may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; the ability to comply with applicable reliability standards and energy efficiency and peak demand reduction mandates; changes to environmental laws and regulations, including, but not limited to, those related to climate change; changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts and other trust funds, or causing us to make contributions sooner, or in amounts that are larger, than currently anticipated; labor disruptions by our unionized workforce; changes to significant accounting policies; any changes in tax laws or regulations, or adverse tax audit results or rulings; and the risks and other factors discussed from time to time in our SEC filings. Dividends declared from time to time on FirstEnergy Corp.’s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.’s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. The foregoing factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risks that are included in our filings with the SEC, including but not limited to the most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy Corp.’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy expressly disclaims any current intention to update or revise, except as required by law, any forward-looking statements contained herein or the information incorporated by reference as a result of new information, future events or otherwise.